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                                                            EXHIBIT 10(P)

THIS PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED. THIS LEGEND SHALL BE ENDORSED UPON ANY PROMISSORY NOTE ISSUED IN EXCHANGE FOR THIS PROMISSORY NOTE.

                                PC ETCETERA, INC.

                                      DECEMBER 5, 1995
                                                                   $___________

                                 PROMISSORY NOTE


          PC ETCETERA, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to _________ or registered assigns (the "Holder"), on the earlier of one (1) year from the date hereof or each Redemption Date (as hereinafter defined) at the offices of the Company, 462 Seventh Avenue, New York, New York the principal sum of ___________________ DOLLARS ($________)(or such lesser amount required to be paid on such Redemption
Date) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest on such principal sum at the rate of ten percent (10%) per annum from the date hereof. Interest on the unpaid principal balance of this Promissory Note ("Note") shall be payable in cash on each March 31, June 30, September 30 and December 31 commencing on December 31, 1995.

          Any principal portion of, or interest or fee payable on, this Note which is not paid on the date when due shall bear interest from such due date to the date of actual payment, as well after as before judgment, at the rate per annum which is four percent (4%) above the rate otherwise payable hereunder; provided, however, that the rate of interest under this Note shall not exceed the maximum rate of interest then permitted by applicable law.

          1. SERIES OF NOTES.  The Company and the Holder acknowledge that this
Note is one of a series of Promissory Notes issued to various persons and entities in the aggregate principal amount of five hundred thousand dollars ($500,000) pursuant to a Loan and Registration Rights Agreement of even date (the "Loan Agreement"). The Company and the Holder agree that the rights of the Holder herein shall be PARI PASSU with the rights of the holders of the other Promissory Notes (the "Other Notes").

          2. REGISTERED OWNER. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. The registered owner of this Note

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shall have the right to transfer it by assignment and the transferee thereof, upon his registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices together with an assignment duly authenticated. In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of his address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.

          3. SECURITY. The repayment of all amounts due under this Note is secured by a security interest in all of the assets of the Company pursuant and subject to the terms set forth in a certain Security Agreement of even date between the Company and the Holder, among others (the "Security Agreement").

          4.  REDEMPTION.

               4.1 REDEMPTION RIGHT. The Holder, by its acceptance of this Note, hereby acknowledges that, at any time, and from time to time, the Company may, at its option, by written notice given to the Holder, elect to redeem and prepay, without premium or penalty, all or any portion of the outstanding principal indebtedness evidenced by this Note provided that all Notes issued pursuant to the Loan Agreement shall be repaid PRO RATA.

                    4.2 REDEMPTION OBLIGATION. (a) In the event the Company at any time or from time to time shall sell, lease, transfer or otherwise dispose of any of its assets in a single transaction or a series of related transactions for an aggregate purchase price of more than one hundred thousand dollars ($100,000), then, to the extent of any net proceeds received, the Company shall redeem and prepay, upon the closing of each such transaction(s) (each such date, a "Redemption Date"), without premium or penalty, the outstanding principal indebtedness evidenced by this Note and the Other Notes PRO RATA.

                    (b) If the Company shall fail to make any payment of principal hereunder on the due date therefor or any payment of interest for a period of seven (7) days past the due date therefor, or there shall occur an Event of Default under the Security Agreement and any such Event of Default shall be continuing, the Holder may, by written notice to the Company, declare the entire unpaid principal amount of this Note then outstanding, plus accrued interest thereon, to be forthwith due and payable whereupon the same shall become forthwith due and payable.


                                        2
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               5. WAIVER; EXPENSES.  The Company hereby waives presentment, notice of dishonor, protest, notice of acceleration, notice of intent to accelerate or any other notice of any kind in connection with this Note. The Company shall pay all reasonable out-of-pocket expenses incurred by the Holder in connection with the enforcement and collection of this Note or any judgment based thereon, including, without limitation, the reasonable fees and expenses of any counsel for the Holder.

               6. APPLICABLE LAW. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York, excluding choice of law rules thereof.

               7. MISCELLANEOUS. This Note sets forth the rights and obligations of the Holder and the Company. No provision of this Note may be modified except by an instrument in writing signed by the party against whom the enforcement of any modification is sought.

               Payment of principal and interest due under this Note shall be made to the registered Holder of this Note.

               IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                                   PC ETCETERA, INC.


                                   By:
                                       ---------------------------
                                       Terry I. Steinberg
                                       President




                                        3
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                               PC ETCETERA, INC.

                                 PROMISSORY NOTE

                                DECEMBER 5, 1995

                          FOR USE ONLY UPON ASSIGNMENT

                               FOR VALUE RECEIVED

     The undersigned ___________________________________________________________
                              (please print or typewrite name of assignor)
hereby sells, assigns and transfers unto _______________________________________
________________________________________________________________________________
(please print or typewrite name, address and social security or taxpayer identification number, if any, of assignee) the within Promissory Note of PC ETCETERA, INC. in the original principal amount of $_________ and hereby authorizes the Company to transfer this Note on its books.


                                    --------------------------------
                                    (Signature)


                                    --------------------------------
                                    (Signature, if jointly held)


                                    --------------------------------
                                    (Date)





 -------------------------
 (Signature(s) guaranteed)